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                                  EXHIBIT 99.1


CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO 18 USC SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002.



                         CERTIFICATION OF ANNUAL REPORT

I, Yaron Meerfeld, Chief Executive Officer of InkSure Technologies Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2003




                                     /s/ Yaron Meerfeld
                                     ---------------------------------------
                                     Yaron Meerfeld, Chief Executive Officer


                         CERTIFICATION OF ANNUAL REPORT

I, Eyal Bigon, Chief Financial Officer, Secretary and Treasurer of InkSure Technologies Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

1. The Annual Report on Form 10-KSB of the Company for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  March 28, 2003


                                     /s/ Eyal Bigon
                                     -------------------------------------------
                                     Eyal Bigon, Chief Financial Officer,
                                     Secretary and Treasurer





This certification accompanies each Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.